UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
_______________________

Date of Report
(Date of earliest
event reported): February 5, 2019

                      Oshkosh Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-31371	39-0520270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

          P.O. Box 2566, Oshkosh, Wisconsin 54903
(Address of principal executive offices, including zip code)

           (920) 235-9151
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company           ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(A) of the Exchange Act.☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Oshkosh Corporation (the "Company") held its 2019 Annual Meeting of Shareholders (the "Annual Meeting") on February 5, 2019.  On February 5, 2019, the independent inspector of elections for the Annual Meeting delivered its final tabulation of voting results for each of the matters submitted to a vote at the Annual Meeting, certifying the voting results set forth below.

The Company's shareholders elected the following directors for terms expiring at the Company's 2020 Annual Meeting of Shareholders by the votes indicated:
Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
Keith J. Allman	56,796,868	226,627	6,159,210
Wilson R. Jones	56,801,050	222,445	6,159,210
Leslie F. Kenne	56,497,517	525,978	6,159,210
Kimberley Metcalf-Kupres	56,658,651	364,844	6,159,210
Stephen D. Newlin	56,411,471	612,024	6,159,210
Raymond T. Odierno	53,495,532	3,527,963	6,159,210
Craig P. Omtvedt	56,130,845	892,650	6,159,210
Duncan J. Palmer	56,750,831	272,664	6,159,210
Sandra E. Rowland	56,882,922	140,573	6,159,210
John S. Shiely	56,412,768	610,727	6,159,210

The Company's shareholders ratified the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending September 30, 2019 by the votes indicated:

Shares Voted For	Shares Voted Against	Abstentions
62,332,865	798,726	51,114

The Company's shareholders approved a resolution approving, on a nonbinding, advisory basis, the compensation of the Company's named executive officers as disclosed in the Compensation Discussion and Analysis section and compensation tables contained in the Company's proxy statement for the Annual Meeting by the votes indicated:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
53,836,648	2,768,802	418,045	6,159,210

The Company's shareholders voted to reject a shareholder proposal regarding shareholder action by less than unanimous written consent by the votes indicated:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
3,073,662	53,493,474	456,359	6,159,210

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSHKOSH CORPORATION
Date: February 11, 2019	By: /s/ Ignacio A. Cortina Ignacio A. Cortina Executive Vice President, General Counsel and Secretary